UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Brian C. Janssen

New World Fund, Inc.

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

New World Fund®

Annual report for the year ended October 31, 2021

Capturing the
growth potential
of developing
economies

The fund’s investment objective is long-term capital appreciation.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 and Class A shares at net asset value. If a sales charge (maximum 5.75% for Class A shares) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended September 30, 2021 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	25.15%	13.42%	9.95%
Class A shares Reflecting 5.75% maximum sales charge	17.60	11.76	8.98

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.68% for Class F-2 shares and 0.96% for Class A shares as of the prospectus dated January 1, 2022 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

5	Investment portfolio

18	Financial statements

43	Board of directors and other officers

Fellow investors:

Stocks in developing countries advanced during New World Fund’s fiscal year ended October 31, 2021. But returns lagged the broader market, largely due to regulatory tightening in China, inflationary pressures and rising COVID-19 infection rates in some countries.

New World Fund Class F-2 shares rose 27.55% for the 12-month reporting period, assuming reinvestment of the dividend of approximately 31 cents a share paid in December 2020. By comparison, the unmanaged MSCI ACWI (All Country World Index) gained 37.28%.

With the primary objective of long-term capital appreciation, New World Fund offers a multidimensional approach to capturing the potential of emerging markets by blending three types of investments: stocks of companies based in the developing world; stocks of multinational companies based in the developed world that have significant business in the developing world; and, when appropriate, government and corporate bonds of developing-country issuers.

This approach is intended to offer potential benefits for long-term investors, including help with reducing some of the volatility typically associated with investing in developing markets.

Results at a glance

For periods ended October 31, 2021, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since Class A inception on 6/17/99)

New World Fund (Class F-2 shares)[1]	27.55%	14.15%	9.06%	9.10%
New World Fund (Class A shares)	27.20	13.82	8.74	8.82
MSCI ACWI (All Country World Index)[2]	37.28	14.72	11.32	6.16

[1]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[2]	MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
Source: MSCI. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

New World Fund	1

Market review

During the 12-month period, global stocks rallied. A rebound in economic activity, government stimulus measures and the accelerated rollout of vaccinations in many countries fueled investor optimism. Inflation fears sparked a selloff in September, but stocks rebounded in October on encouraging earnings reports. Emerging markets equities rose for most of the period. However, gains slowed from July on signs of a slowdown in China and less accommodative U.S. monetary policy. To combat rising inflation, central banks in several developing countries boosted interest rates in moves that contrasted with the Federal Reserve and European Central Bank.

China had the lowest return of all global equity markets during the period. The MSCI China Index fell 9.21%, hurt by declines in the real estate, consumer discretionary and communication services sectors. After leading the global economic rebound in 2020, China’s government began to tighten regulatory policies in technology-related sectors and increased its scrutiny of several other industries. Officials also withdrew some stimulus measures. Power shortages in August and September raised further concerns about factory output and disruptions to global supply chains. Meanwhile, the impending default of heavily indebted property giant Evergrande Group fueled worries about China’s property sector and commodities demand. China’s economy grew an annualized 4.9% from July through September, slower than the 7.9% rate in the April to June period.

Indian equities continued to be a bright spot among emerging markets. The MSCI India Index surged 50.21%. India’s economy bounced back as vaccination rates increased and overall economic activity rebounded. Gross domestic product grew an annualized 20.1% in the three months ended June 30, marking three consecutive quarters of growth. Initial public offerings also picked up, with food delivery firm Zomato and digital payments provider Paytm making notable debuts. This fueled optimism that more of India’s startups could go public.

In Brazil, stocks rose 12.91%. But gains for the MSCI Brazil Index began to sharply decelerate after June on increased concerns about the country’s macroeconomic and political outlook. The pandemic raised debt levels and upended the government’s plans to usher in more business-friendly fiscal reforms. In addition, inflationary pressures prompted Brazil’s central bank to boost the country’s key lending rate several times. Hikes since March lifted the Selic rate by 575 basis points to 7.75%.

Inside the portfolio

Investments in Chinese technology giants Tencent and Alibaba detracted from overall returns on a relative basis. While portfolio managers have sharply reduced their exposure to both companies over the past 12 months, the fund maintained larger positions compared with the benchmark MSCI ACWI. Shares of Tencent and Alibaba were pressured by increased government regulation in China’s internet platform and online gaming sectors. Chinese financial services provider Ping An Insurance also detracted on a relative basis.

A larger footprint in Brazilian payment platform companies hurt relative results, notably StoneCo. The company warned of deteriorating receivables and increasing delinquencies among its clients. It also noted the impact of COVID-19 and the near-term challenges posed by new regulations governing the registration of credit card receivables.

Cash also held back relative returns in a rising stock market and reflected decisions made by individual portfolio managers to hold cash as part of their investment strategy.

A top contributor to relative returns was Sea Ltd., a Singapore-domiciled global internet and mobile platform company. Sea reported strong revenue growth in its e-commerce and digital entertainment businesses for the six months ended June 30. It also saw increased user adoption and payment volumes for its mobile wallet.

The investment in Chinese chipmaker Silergy also helped returns on a relative basis. The company reported higher sales and profit during the first half of 2021. Silergy has benefited from the global chip shortage as well as China’s aim to build up the country’s semiconductor industry. Other leading contributors included Canadian copper producer First Quantum Materials and French banking giant Société Générale.

Looking forward

The global economy should continue to grow in 2022, but the pace of growth is likely to be challenged by inflationary pressures, dislocations in supply chains, imbalances in labor markets and shortages of finished goods.

2	New World Fund

Portfolio managers remain focused on companies that could benefit from broader secular trends in emerging markets. These include a mix of faster growing companies in digital-oriented industries and those companies with dominant market positions and pricing power.

Portfolio managers have significant exposure to semiconductor-related and software companies based in Asia, Europe and the U.S. They have also shown a preference for e-commerce and internet services companies that operate outside of China, in places such as Southeast Asia and Latin America. Meanwhile in the financials sector, managers remain constructive on certain private sector banks based in India.

Exposure to the health care sector is around an all-time high for the fund. Investments encompass a diverse set of businesses, including multinational pharmaceutical and biotechnology companies, but also health care equipment companies whose tools and devices are used in the drug discovery process. Positioning in U.S companies is also at an all-time high. Many U.S.-based technology companies have a dominant presence in both developed and developing countries.

The overall exposure to businesses domiciled in China has declined due to rising risks and uncertainty about valuations in the current regulatory environment. That said, managers have added to select domestic companies that may benefit from the government’s longer-term strategic policies.

We thank you for the trust you have placed in us and for your continued investment in the fund, and look forward to reporting to you again in six months.

Cordially,

Nicholas J. Grace
Co-President

Jonathan Knowles
Co-President

Robert W. Lovelace
Co-President

December 9, 2021

For current information about the fund, visit capitalgroup.com.

New World Fund	3

The value of a long-term perspective

How a hypothetical $10,000 investment has grown (for the period June 17, 1999, to October 31, 2021)

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment¹; thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: MSCI. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Includes reinvested dividends and reinvested capital gains distributions.
[4]	For the period June 17, 1999 (commencement of operations), through October 31, 1999.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2021)

	1 year	5 years	10 years

Class F-2 shares	27.55%	14.15%	9.06%
Class A shares*	19.89	12.49	8.10

*	Assumes payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which results would have been lower.

4	New World Fund

Investment portfolio October 31, 2021

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	25.97%
China	15.00
Eurozone*	12.32
India	9.74
Brazil	5.76
Taiwan	3.44
Japan	2.61
United Kingdom	2.31
Hong Kong	2.12
Other countries	16.30
Short-term securities & other assets less liabilities	4.43
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

Common stocks 91.68%	Shares	Value (000)
Information technology 20.45%
Microsoft Corp.	5,636,488	$1,869,172
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	54,104,500	1,144,994
Silergy Corp.[1,2]	5,112,739	844,229
PayPal Holdings, Inc.[3]	3,087,962	718,229
Adobe, Inc.[3]	1,014,300	659,660
ASML Holding NV1	793,364	646,347
PagSeguro Digital, Ltd., Class A3	15,321,823	554,650
Broadcom, Inc.	960,600	510,722
Keyence Corp.[1]	828,600	499,654
Wolfspeed, Inc.[3]	4,029,751	484,013
EPAM Systems, Inc.[3]	603,621	406,382
Micron Technology, Inc.	4,465,639	308,576
Mastercard, Inc., Class A	903,000	302,975
Apple, Inc.	1,756,248	263,086
StoneCo, Ltd., Class A3	7,509,256	254,263
Tata Consultancy Services, Ltd.[1]	4,542,500	206,356
Samsung Electronics Co., Ltd.[1]	3,012,750	180,500
Network International Holdings PLC[1,2,3]	36,978,673	163,669
NVIDIA Corp.	574,600	146,908
TELUS International (Cda), Inc., subordinate voting shares[3]	3,796,332	144,792
Kingdee International Software Group Co., Ltd.[1,3]	42,564,767	141,338
Visa, Inc., Class A	611,371	129,470
Globant SA3	394,575	125,944
Nice, Ltd. (ADR)[4]	438,951	124,232
Hexagon AB, Class B1	7,472,500	120,449
Atlassian Corp. PLC, Class A3	253,325	116,056
Accenture PLC, Class A	321,200	115,243
Advanced Micro Devices, Inc.[3]	926,100	111,345
Tokyo Electron, Ltd.[1]	203,100	94,686
Cognizant Technology Solutions Corp., Class A	1,183,000	92,381
Nokia Corp.[1,3]	14,580,398	83,585
MediaTek, Inc.[1]	2,496,000	82,517
Edenred SA1	1,490,498	80,776
Trimble, Inc.[3]	870,669	76,070
NXP Semiconductors NV	337,000	67,690
Halma PLC[1]	1,543,000	62,646
Flat Glass Group Co., Ltd., Class H1,3,4	10,281,000	55,735
Logitech International SA1	546,000	45,552
Aspen Technology, Inc.[3]	270,792	42,430
Amadeus IT Group SA, Class A, non-registered shares[1,3]	486,405	32,595
ON Semiconductor Corp.[3]	673,900	32,394
Autodesk, Inc.[3]	101,000	32,079
DLocal, Ltd., Class A3	605,702	29,383
FleetCor Technologies, Inc.[3]	112,800	27,908

New World Fund	5

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
VeriSign, Inc.[3]	121,753	$27,111
KLA Corp.	72,300	26,951
Elastic NV, non-registered shares[3]	133,990	23,249
Hamamatsu Photonics KK1	392,000	23,239
SAP SE1	155,400	22,506
Hundsun Technologies Inc., Class A1	2,234,642	22,032
Intel Corp.	413,514	20,262
MKS Instruments, Inc.	122,884	18,439
Infineon Technologies AG1	384,882	17,990
Coforge, Ltd.[1]	260,197	16,942
Applied Materials, Inc.	110,700	15,127
Fabrinet, non-registered shares[3]	109,500	10,512
Nu Holdings, Ltd., Class A1,3,5,6	956,352	5,929
Canva, Inc.[1,3,5,6]	577	983
		12,482,953

Financials 12.65%
Kotak Mahindra Bank, Ltd.[1,3]	43,919,531	1,189,024
HDFC Bank, Ltd.[1]	30,855,924	654,647
HDFC Bank, Ltd. (ADR)	984,400	70,788
AIA Group, Ltd.[1]	63,311,200	715,470
Société Générale[1]	15,769,898	526,949
Sberbank of Russia PJSC (ADR)[1]	14,930,581	299,434
Sberbank of Russia PJSC (ADR)	2,932,600	58,887
Ping An Insurance (Group) Company of China, Ltd., Class H1	49,738,500	358,168
Bajaj Finance, Ltd.[1]	3,486,100	346,289
B3 SA-Brasil, Bolsa, Balcao	138,721,466	292,741
ICICI Bank, Ltd. (ADR)	10,700,004	226,305
ICICI Bank, Ltd.[1]	4,819,247	51,765
Capitec Bank Holdings, Ltd.[1,4]	2,373,111	265,045
UniCredit SpA[1]	18,749,909	247,952
Banco Santander, SA1	61,388,688	233,093
S&P Global, Inc.	431,331	204,520
Bajaj Finserv, Ltd.[1]	766,000	182,656
HDFC Life Insurance Company, Ltd.[1]	18,007,050	163,476
TCS Group Holding PLC (GDR)[1]	1,292,028	132,464
Hong Kong Exchanges and Clearing, Ltd.[1]	2,158,600	131,004
XP, Inc., Class A3	3,797,728	124,603
Moody’s Corp.	295,050	119,244
AU Small Finance Bank, Ltd.[1,3]	6,308,752	102,603
Eurobank Ergasias Services and Holdings SA1,3	92,549,254	96,929
Discovery, Ltd.[1,3]	10,077,988	92,733
China Merchants Bank Co., Ltd., Class H1	10,904,500	92,087
Banco Bilbao Vizcaya Argentaria, SA1,4	11,504,489	80,715
Industrial and Commercial Bank of China, Ltd., Class H1	127,804,000	70,086
Fairfax Financial Holdings, Ltd., subordinate voting shares	169,794	68,770
DBS Group Holdings, Ltd.[1]	2,510,728	58,506
UBS Group AG1	2,900,000	52,900
Credicorp, Ltd.	388,800	50,412
Alpha Services and Holdings SA1,3	38,600,541	48,871
Futu Holdings, Ltd. (ADR)[3,4]	831,600	44,507
Chubb, Ltd.	200,000	39,076
Lufax Holding, Ltd. (ADR)[3]	5,658,400	35,704
Grupo Financiero Banorte, SAB de CV, Series O	5,570,000	35,266
Canara Bank[1,3]	11,302,417	32,498
Axis Bank, Ltd.[1,3]	2,786,000	27,688
Banco Santander México, SA, Institución de Banca Múltiple, Grupo Financiero Santander México, Class B	18,447,598	23,494
China Construction Bank Corp., Class H1	30,121,000	20,536
Postal Savings Bank of China Co., Ltd., Class H1	27,176,000	19,848
Pb Fintech, Ltd.[7]	1,482,435	19,401
Moscow Exchange MICEX-RTS PJSC[1]	5,963,587	14,627
		7,721,781

6	New World Fund

Common stocks (continued)	Shares	Value (000)
Health care 12.28%
Thermo Fisher Scientific, Inc.	1,139,978	$721,686
Carl Zeiss Meditec AG, non-registered shares[1]	2,600,100	522,879
WuXi Biologics (Cayman), Inc.[1,3]	32,012,105	488,924
Abbott Laboratories	3,323,202	428,328
BeiGene, Ltd. (ADR)[3]	805,340	288,086
BeiGene, Ltd.[1,3]	693,600	19,218
PerkinElmer, Inc.	1,661,692	293,937
Zai Lab, Ltd. (ADR)[3]	2,617,080	273,223
Jiangsu Hengrui Medicine Co., Ltd., Class A1	31,361,182	241,167
Danaher Corp.	773,082	241,024
CanSino Biologics, Inc., Class H1,3,4	9,228,035	239,749
AstraZeneca PLC[1]	1,904,816	237,671
Pharmaron Beijing Co., Ltd., Class H1	5,979,600	130,595
Pharmaron Beijing Co., Ltd., Class A1	3,468,400	104,001
Notre Dame Intermédica Participações SA	18,851,160	214,371
WuXi AppTec Co., Ltd., Class H1	7,068,723	152,036
WuXi AppTec Co., Ltd., Class A1	2,301,732	49,661
BioMarin Pharmaceutical, Inc.[3]	2,244,413	177,825
Shionogi & Co., Ltd.[1]	2,687,200	174,962
CSL, Ltd.[1]	714,000	161,894
Laurus Labs, Ltd.[1]	23,084,500	159,409
Novo Nordisk A/S, Class B1,4	1,266,810	139,340
Straumann Holding AG1	65,546	136,455
Olympus Corp.[1]	5,809,700	125,720
Medtronic PLC	965,000	115,665
Koninklijke Philips NV (EUR denominated)[1]	2,415,304	113,806
Angelalign Technology, Inc.[1,3]	2,537,400	104,091
Gland Pharma, Ltd.[1,3]	2,081,000	103,037
Genus PLC[1]	1,342,336	102,503
Hutchmed China, Ltd. (ADR)[3]	2,104,459	61,913
Hutchmed China, Ltd.[1,3,4]	5,115,500	30,509
Zoetis, Inc., Class A	396,000	85,615
Pfizer, Inc.	1,802,000	78,820
Hypera SA, ordinary nominative shares	14,839,266	73,778
Merck KGaA[1]	308,000	72,725
Asahi Intecc Co., Ltd.[1]	2,650,000	69,953
Teva Pharmaceutical Industries, Ltd. (ADR)[3]	7,377,500	64,479
Aier Eye Hospital Group Co., Ltd., Class A1	8,136,159	61,763
Alcon, Inc.[1]	725,000	60,226
Eli Lilly and Company	231,000	58,850
Hugel, Inc.[1,3]	375,285	58,371
Hikma Pharmaceuticals PLC[1]	1,637,718	53,974
Grifols, SA, Class A, non-registered shares[1]	2,300,000	52,657
HOYA Corp.[1]	322,000	47,368
Rede D’Or Sao Luiz SA	4,271,900	44,658
Alibaba Health Information Technology, Ltd.[1,3]	31,364,000	39,742
Baxter International, Inc.	455,000	35,927
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A1,3	581,995	34,041
bioMérieux SA1	255,000	32,462
Mettler-Toledo International, Inc.[3]	21,300	31,543
OdontoPrev SA, ordinary nominative shares	11,023,346	26,192
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A1	1,441,567	25,818
Hangzhou Tigermed Consulting Co., Ltd., Class A1	759,933	20,297
Novartis AG1	115,000	9,517
Shandong Pharmaceutical Glass Co., Ltd., Class A1	862,513	4,590
		7,497,051

Consumer discretionary 12.19%
MercadoLibre, Inc.[3]	796,936	1,180,278
LVMH Moët Hennessy-Louis Vuitton SE1	780,082	611,564
General Motors Company[3]	8,986,700	489,146
Li Ning Co., Ltd.[1]	41,399,117	462,010
Hermès International[1]	252,796	401,500
Evolution AB1	1,835,136	297,195
Xpeng, Inc., Class A (ADR)[3,4]	6,023,992	280,899
EssilorLuxottica[1]	1,321,812	273,589
Pop Mart International Group, Ltd.[1,4]	39,006,400	230,694
Midea Group Co., Ltd., Class A1	14,752,726	157,951

New World Fund	7

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
YUM! Brands, Inc.	1,244,380	$155,473
Booking Holdings, Inc.[3]	59,235	143,395
Kering SA1	190,082	142,612
adidas AG1	408,672	133,839
NIKE, Inc., Class B	757,985	126,803
Galaxy Entertainment Group, Ltd.[1,3]	23,357,000	126,204
China MeiDong Auto Holdings, Ltd.[1]	24,170,000	125,752
Zhongsheng Group Holdings, Ltd.[1,4]	12,748,250	115,114
JD.com, Inc., Class A1,3	2,891,750	113,576
Marriott International, Inc., Class A3	695,700	111,326
Wyndham Hotels & Resorts, Inc.	1,250,000	105,588
Huazhu Group, Ltd. (ADR)[3]	2,188,135	101,442
Meituan, Class B1,3	2,795,800	97,533
Trip.com Group, Ltd. (ADR)[3]	3,146,474	89,863
IDP Education, Ltd.[1]	3,173,000	89,662
Jumbo SA1	5,700,197	84,724
Zomato, Ltd.[1,3]	47,053,766	82,775
Cie. Financière Richemont SA, Class A1	658,951	81,704
Industria de Diseño Textil, SA1	2,105,300	76,121
Astra International Tbk PT1	178,034,500	75,833
Americanas SA, ordinary nominative shares[3]	13,142,990	69,164
Delivery Hero SE1,3	529,002	65,771
Aptiv PLC[3]	364,500	63,018
Prosus NV, Class N1	672,030	59,539
Melco Resorts & Entertainment, Ltd. (ADR)[3]	4,471,991	48,432
Entain PLC[1,3]	1,673,100	46,942
Naspers, Ltd., Class N1	274,609	46,724
Airbnb, Inc., Class A3	269,527	45,997
Samsonite International SA1,3	19,177,300	41,381
Maruti Suzuki India, Ltd.[1]	363,485	36,359
Inchcape PLC[1]	3,076,000	34,807
SAIC Motor Corp., Ltd., Class A1	10,764,943	34,043
Suzuki Motor Corp.[1]	757,300	33,818
Lojas Americanas SA, ordinary nominative shares[2]	38,096,638	33,278
Alibaba Group Holding, Ltd. (ADR)[3]	187,800	30,976
Flutter Entertainment PLC[1,3]	160,346	30,350
Tesla, Inc.[3]	26,700	29,744
JD Health International, Inc.[1,3,4]	3,252,000	28,955
Shangri-La Asia, Ltd.[1,3]	28,650,000	23,320
Wynn Resorts, Ltd.[3]	223,000	20,025
Stellantis NV1	868,735	17,341
Levi Strauss & Co., Class A	489,000	12,802
Gree Electric Appliances, Inc. of Zhuhai, Class A1	2,060,692	11,772
Jiumaojiu International Holdings, Ltd.[1]	3,168,000	7,929
Cyrela Brazil Realty SA, ordinary nominative shares	1,554,724	3,881
Vivo Energy PLC[1]	1,820,632	2,636
		7,443,169

Communication services 9.23%
Sea, Ltd., Class A (ADR)[3]	3,387,685	1,163,907
Alphabet, Inc., Class C3	280,011	830,348
Alphabet, Inc., Class A3	57,314	169,702
Meta Platforms, Inc., Class A3	2,056,390	665,386
Tencent Holdings, Ltd.[1]	9,828,900	610,240
Netflix, Inc.[3]	717,172	495,071
Yandex NV, Class A3	4,523,823	374,753
América Móvil, SAB de CV, Series L (ADR)	16,276,100	289,389
Bilibili, Inc., Class Z1,3	2,811,712	206,951
Bilibili, Inc., Class Z (ADR)[3,4]	368,900	27,040
Bharti Airtel, Ltd.[1,3]	19,334,086	177,332
Bharti Airtel, Ltd., interim shares[1,3,5]	1,085,032	4,889
Vodafone Group PLC[1]	87,732,204	129,480
MTN Group, Ltd.[1,3]	13,368,563	120,203
Activision Blizzard, Inc.	1,535,666	120,074
NetEase, Inc. (ADR)	541,947	52,889
NetEase, Inc.[1]	2,177,800	42,593
Indus Towers, Ltd.[1]	17,977,000	65,224

8	New World Fund

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
JCDecaux SA1,3	2,307,000	$60,191
Informa PLC[1,3]	2,497,800	17,804
SoftBank Group Corp.[1]	203,700	11,055
		5,634,521

Materials 6.97%
Vale SA, ordinary nominative shares (ADR)	31,491,250	400,884
Vale SA, ordinary nominative shares	26,544,109	336,798
First Quantum Minerals, Ltd.	29,173,000	690,667
Sika AG1	925,752	314,121
Asian Paints, Ltd.[1]	6,787,229	281,283
Freeport-McMoRan, Inc.	5,292,808	199,645
Gerdau SA (ADR)	29,331,652	138,739
Barrick Gold Corp.	7,523,000	138,197
Albemarle Corp.	539,000	135,003
Shin-Etsu Chemical Co., Ltd.[1]	701,900	125,142
Linde PLC	364,450	116,332
Shree Cement, Ltd.[1]	302,959	115,998
Koninklijke DSM NV1	473,000	103,417
Givaudan SA1	20,171	95,049
Wacker Chemie AG1	493,000	88,977
Rio Tinto PLC[1]	1,376,000	85,737
Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A1	12,554,334	81,500
BASF SE1	1,122,100	80,799
BHP Group PLC[1]	2,600,000	69,067
LANXESS AG1	1,000,000	67,364
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[3]	9,400,000	60,442
Alrosa PJSC[1]	33,822,582	59,595
Ivanhoe Mines, Ltd., Class A3	7,486,814	58,740
Shandong Sinocera Functional Material Co., Ltd., Class A1	8,522,150	56,769
CCL Industries, Inc., Class B, nonvoting shares	995,000	54,389
Loma Negra Compania Industrial Argentina SA (ADR)[2,3]	7,675,388	52,039
Arkema SA1	308,000	42,157
SIG Combibloc Group AG1	1,570,000	41,077
Fortescue Metals Group, Ltd.[1]	2,997,806	31,316
Celanese Corp.	187,300	30,251
Amcor PLC (CDI)[1]	2,116,000	25,532
Umicore SA1	402,146	23,093
Navin Fluorine International, Ltd.[1]	336,041	15,004
Impala Platinum Holdings, Ltd.[1]	888,235	11,539
Anglo American PLC[1]	296,000	11,212
Chr. Hansen Holding A/S1	98,707	7,854
Yunnan Energy New Material Co., Ltd., Class A1	170,200	7,740
		4,253,468

Industrials 6.71%
Airbus SE, non-registered shares[1,3]	4,699,597	602,519
IMCD NV1	1,394,366	310,049
Safran SA1	2,039,150	274,183
Contemporary Amperex Technology Co., Ltd., Class A1	2,244,048	223,457
Wizz Air Holdings PLC[1,3]	3,501,826	221,618
DSV A/S1	866,918	201,550
International Container Terminal Services, Inc.[1]	54,681,000	195,114
Nidec Corp.[1]	1,410,200	155,967
General Electric Co.	1,353,000	141,889
Shenzhen Inovance Technology Co., Ltd., Class A1	13,154,179	133,585
Copa Holdings, SA, Class A3	1,728,500	127,840
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A1	33,085,279	122,484
Ryanair Holdings PLC (ADR)[3]	994,610	112,898
Rumo SA3	36,718,425	104,031
TransDigm Group, Inc.[3]	146,260	91,240
Interpump Group SpA[1]	1,169,300	86,194
SMC Corp.[1]	135,999	81,339
Spirax-Sarco Engineering PLC[1]	371,000	79,272
Carrier Global Corp.	1,465,700	76,553
CCR SA, ordinary nominative shares	31,757,056	64,315
Centre Testing International Group Co., Ltd.[1]	14,248,320	61,481
Boeing Company[3]	294,200	60,908

New World Fund	9

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
ZTO Express (Cayman), Inc., Class A (ADR)	1,992,000	$58,425
Raytheon Technologies Corp.	582,000	51,717
Daikin Industries, Ltd.[1]	228,200	50,013
Epiroc AB, Class B1	2,302,349	48,996
Havells India, Ltd.[1]	2,668,738	45,086
Hitachi, Ltd.[1]	704,700	40,637
InPost SA1,3	2,772,648	39,571
Fluidra, SA, non-registered shares[1]	986,500	37,801
ABB, Ltd.[1]	1,059,474	35,143
Atlas Copco AB, Class B1	479,500	25,894
AirTAC International Group[1]	846,700	25,428
Air Lease Corp., Class A	568,800	22,780
Experian PLC[1]	433,000	19,806
China Merchants Port Holdings Co., Ltd.[1]	10,308,000	17,252
Bureau Veritas SA1	487,247	15,492
Haitian International Holdings, Ltd.[1]	3,209,000	9,395
United Airlines Holdings, Inc.[3]	199,400	9,200
Hefei Meyer Optoelectronic Technology, Inc., Class A1	1,423,991	8,965
Fortive Corp.	37,300	2,824
		4,092,911

Consumer staples 5.17%
Kweichow Moutai Co., Ltd., Class A1	2,872,648	822,223
Bunge, Ltd.	2,143,000	198,527
Nestlé SA1	1,446,296	191,042
Foshan Haitian Flavouring and Food Co., Ltd., Class A1	9,540,444	174,827
Constellation Brands, Inc., Class A	712,000	154,369
Anheuser-Busch InBev SA/NV1	2,290,684	140,245
British American Tobacco PLC[1]	3,655,450	127,132
Carlsberg A/S, Class B1	717,838	118,640
Avenue Supermarts, Ltd.[1,3]	1,827,432	113,598
Pernod Ricard SA1	468,136	107,796
Wuliangye Yibin Co., Ltd., Class A1	2,633,148	89,451
Raia Drogasil SA, ordinary nominative shares	20,435,000	84,183
ITC, Ltd.[1]	25,000,000	74,679
Heineken NV1	544,455	60,400
Reckitt Benckiser Group PLC[1]	681,481	55,277
Yihai International Holding, Ltd.[1,4]	9,067,000	53,410
United Spirits, Ltd.[1,3]	3,975,000	50,347
Shiseido Company, Ltd.[1]	686,700	45,743
X5 Retail Group NV (GDR)[1,3]	1,246,331	42,491
Unilever PLC (EUR denominated)[1]	722,456	38,707
L’Oréal SA, non-registered shares[1]	83,828	38,334
Wal-Mart de México, SAB de CV, Series V	10,960,500	38,230
Monde Nissin Corp.[1,3]	115,826,000	36,964
Arca Continental, SAB de CV	5,636,400	34,366
Kimberly-Clark de México, SAB de CV, Class A	21,001,800	33,225
Mondelez International, Inc.	530,800	32,241
Inner Mongolia Yili Industrial Group Co., Ltd., Class A1	4,391,000	29,621
Fomento Económico Mexicano, SAB de CV	3,312,400	27,232
Herbalife Nutrition, Ltd.[3]	545,700	25,320
Kimberly-Clark Corp.	194,000	25,121
Dabur India, Ltd.[1]	3,208,497	25,116
Monster Beverage Corp.[3]	295,000	25,075
Danone SA1	326,249	21,280
Uni-Charm Corp.[1]	353,400	14,255
Diageo PLC[1]	145,966	7,267
		3,156,734

Energy 3.23%
Reliance Industries, Ltd.[1]	35,935,329	1,212,257
Reliance Industries, Ltd., interim shares[1]	2,018,451	51,075
Petróleo Brasileiro SA (Petrobras), ordinary nominative shares (ADR)	31,802,699	312,303
Gazprom PJSC (ADR)[1]	13,864,155	136,298
Rosneft Oil Company PJSC (GDR)[1]	8,350,883	74,545
New Fortress Energy, Inc., Class A4	1,934,000	58,020

10	New World Fund

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Royal Dutch Shell PLC, Class B1	2,193,900	$50,310
TotalEnergies SE1	793,799	39,800
Chevron Corp.	302,400	34,622
		1,969,230

Utilities 1.54%
ENN Energy Holdings, Ltd.[1]	27,065,200	469,041
AES Corp.	7,307,441	183,636
Engie SA1	8,326,334	118,480
China Gas Holdings, Ltd.[1]	44,371,000	110,809
Enel SpA[1]	5,203,171	43,584
China Resources Gas Group, Ltd.[1]	2,361,000	12,710
		938,260

Real estate 1.26%
American Tower Corp. REIT	612,525	172,714
Shimao Services Holdings, Ltd.[1,4]	87,226,605	165,678
ESR Cayman, Ltd.[1,3]	39,421,574	128,344
CK Asset Holdings, Ltd.[1]	12,290,500	75,993
BR Malls Participacoes SA, ordinary nominative shares[2,3]	56,754,185	72,102
CTP NV1,3	2,799,301	59,682
Sunac Services Holdings, Ltd.[1]	21,478,000	43,428
China Overseas Land & Investment, Ltd.[1]	13,050,000	28,746
Longfor Group Holdings, Ltd.[1]	3,865,000	18,738
KE Holdings, Inc., Class A (ADR)[3]	105,280	1,918
		767,343

Total common stocks (cost: $33,344,503,000)		55,957,421

Preferred securities 0.77%
Consumer discretionary 0.25%
Volkswagen AG, nonvoting preferred shares[1]	460,000	103,083
Getir BV, Series H, preferred shares[1,3,5,6]	103,205	46,500
		149,583

Industrials 0.19%
Azul SA, preferred nominative shares (ADR)[3,4]	4,592,225	60,755
GOL Linhas Aéreas Inteligentes SA, preferred nominative shares[3]	18,607,075	50,047
GOL Linhas Aéreas Inteligentes SA, preferred nominative shares (ADR)[3,4]	944,799	5,168
		115,970

Real estate 0.14%
QuintoAndar Servicos Imobiliarios Ltda, Series E, preferred shares[1,3,5,6]	433,164	88,497
Ayala Land, Inc., preferred shares[1,3,5]	30,910,900	—	[8]
		88,497

Information technology 0.12%
Nu Holdings, Ltd., Series G, noncumulative preferred shares[1,3,5,6]	8,687,982	53,866
Nu Holdings, Ltd., Series A, noncumulative preferred shares[1,3,5,6]	1,483,860	9,200
Nu Holdings, Ltd., Series Seed, noncumulative preferred shares[1,3,5,6]	1,230,684	7,630
Nu Holdings, Ltd., Series B, noncumulative preferred shares[1,3,5,6]	84,960	527
Nu Holdings, Ltd., Series D, noncumulative preferred shares[1,3,5,6]	45,144	280
		71,503

Health care 0.05%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	2,540,072	33,368

Energy 0.02%
Petróleo Brasileiro SA (Petrobras), preferred nominative shares	2,382,000	11,501

Total preferred securities (cost: $470,683,000)		470,422

New World Fund	11

Rights & warrants 0.49%	Shares		Value (000)
Health care 0.47%
WuXi AppTec Co., Ltd., Class A, warrants, expire 2022[1,3,7]		11,245,147	$242,622
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2022[1,3,7]		5,155,040	39,133
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2021[1,3,7]		868,204	6,590
			288,345

Materials 0.02%
Shandong Sinocera Functional Material Co., Ltd., Class A, warrants, expire 2022[1,3,7]		1,699,017	11,318

Consumer discretionary 0.00%
Cie. Financière Richemont SA, Class A, warrants, expire 2023[3]		1,317,902	950

Total rights & warrants (cost: $272,084,000)			300,613

Bonds, notes & other debt instruments 2.63%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 2.28%
Abu Dhabi (Emirate of) 2.50% 2029[7]		$22,000	22,865
Abu Dhabi (Emirate of) 1.70% 2031[7]		5,740	5,521
Angola (Republic of) 8.00% 2029[7]		23,300	23,153
Argentine Republic 1.00% 2029		4,613	1,684
Argentine Republic 0.50% 2030 (0.75% on 7/9/2023)[9]		38,841	13,346
Argentine Republic 1.125% 2035 (1.50% on 7/9/2022)[9]		53,246	16,494
Argentine Republic 2.00% 2038 (3.875% on 7/9/2022)[9]		10,333	3,802
Argentine Republic 2.50% 2041 (3.50% on 7/9/2022)[9]		71,900	24,888
Armenia (Republic of) 7.15% 2025		6,000	6,840
Bahrain (Kingdom of) 6.75% 2029[7]		6,450	6,976
Belarus (Republic of) 6.875% 2023		20,180	20,435
Belarus (Republic of) 5.875% 2026		2,470	2,282
Belarus (Republic of) 7.625% 2027		4,650	4,537
Belarus (Republic of) 6.20% 2030		2,500	2,178
Colombia (Republic of) 4.50% 2029		13,425	14,208
Colombia (Republic of) 3.25% 2032		11,800	11,042
Colombia (Republic of) 7.375% 2037		10,950	13,601
Colombia (Republic of) 4.125% 2051		4,360	3,825
Costa Rica (Republic of) 4.375% 2025		4,629	4,767
Costa Rica (Republic of) 6.125% 2031[7]		15,400	15,820
Costa Rica (Republic of) 6.125% 2031		7,593	7,800
Cote d’Ivoire (Republic of) 4.875% 2032		€1,890	2,143
Dominican Republic 6.875% 2026		$5,000	5,738
Dominican Republic 5.95% 2027		7,820	8,739
Dominican Republic 8.625% 2027[7]		4,950	5,947
Dominican Republic 6.00% 2028[7]		4,360	4,894
Dominican Republic 11.375% 2029	DOP	195,700	4,680
Dominican Republic 4.50% 2030[7]		$2,307	2,342
Dominican Republic 5.30% 2041[7]		3,901	3,872
Dominican Republic 7.45% 2044[7]		8,950	10,684
Dominican Republic 7.45% 2044		5,700	6,804
Dominican Republic 6.85% 2045		3,000	3,353
Dominican Republic 6.85% 2045[7]		2,000	2,235
Dominican Republic 5.875% 2060[7]		10,273	10,093
Egypt (Arab Republic of) 5.75% 2024[7]		6,410	6,635
Egypt (Arab Republic of) 5.625% 2030		€3,225	3,442
Egypt (Arab Republic of) 5.875% 2031[7]		$4,700	4,257
Egypt (Arab Republic of) 7.625% 2032[7]		14,100	13,673
Egypt (Arab Republic of) 8.50% 2047		10,000	9,268
Egypt (Arab Republic of) 8.15% 2059[7]		15,000	13,438
Ethiopia (Federal Democratic Republic of) 6.625% 2024		18,400	15,076
Export-Import Bank of India 3.25% 2030		14,800	15,056
Gabonese Republic 6.375% 2024		30,200	32,140
Georgia (Republic of) 2.75% 2026[7]		4,995	5,043
Ghana (Republic of) 8.125% 2026		4,175	4,030
Ghana (Republic of) 6.375% 2027		6,525	5,865
Ghana (Republic of) 7.75% 2029[7]		15,000	13,405
Ghana (Republic of) 8.125% 2032		25,000	22,125
Honduras (Republic of) 6.25% 2027		19,495	20,441
Honduras (Republic of) 5.625% 2030[7]		2,460	2,460

12	New World Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Hungary (Republic of) 2.125% 2031[7]		$10,480	$10,250
Indonesia (Republic of) 6.625% 2037		8,612	11,819
Indonesia (Republic of) 5.25% 2042		18,644	22,943
Iraq (Republic of) 6.752% 2023		11,500	11,771
Jordan (Hashemite Kingdom of) 4.95% 2025[7]		7,500	7,835
Jordan (Hashemite Kingdom of) 5.75% 2027[7]		21,135	22,660
Kazakhstan (Republic of) 5.125% 2025[7]		9,750	11,094
Kazakhstan (Republic of) 5.125% 2025		5,700	6,486
Kazakhstan (Republic of) 6.50% 2045[7]		7,865	11,353
Kenya (Republic of) 6.875% 2024[7]		5,175	5,591
Kenya (Republic of) 8.25% 2048[7]		29,120	30,395
Malaysia (Federation of), Series 0418, 4.893% 2038	MYR	18,100	4,722
Oman (Sultanate of) 4.875% 2025[7]		$2,574	2,690
Oman (Sultanate of) 5.375% 2027		10,000	10,533
Oman (Sultanate of) 6.25% 2031[7]		11,500	12,470
Pakistan (Islamic Republic of) 8.25% 2025[7]		9,222	10,051
Pakistan (Islamic Republic of) 6.00% 2026[7]		5,125	5,163
Pakistan (Islamic Republic of) 6.875% 2027[7]		14,600	14,957
Panama (Republic of) 3.75% 2026[7]		20,790	22,123
Panama (Republic of) 4.50% 2047		15,445	17,117
Panama (Republic of) 4.50% 2050		4,525	5,006
Panama (Republic of) 4.30% 2053		6,400	6,881
Paraguay (Republic of) 5.00% 2026		7,095	7,867
Paraguay (Republic of) 5.00% 2026[7]		4,475	4,962
Paraguay (Republic of) 4.70% 2027[7]		8,790	9,713
Paraguay (Republic of) 4.70% 2027		5,500	6,078
Paraguay (Republic of) 4.95% 2031		3,415	3,838
Paraguay (Republic of) 2.739% 2033[7]		1,565	1,508
Peru (Republic of) 3.00% 2034		5,715	5,666
Peru (Republic of) 6.55% 2037		10,417	14,219
Peru (Republic of) 5.625% 2050		1,240	1,693
Peru (Republic of) 3.55% 2051		4,900	4,957
Peru (Republic of) 2.78% 2060		10,795	9,325
PETRONAS Capital, Ltd. 3.50% 2030[7]		3,400	3,655
PETRONAS Capital, Ltd. 4.55% 2050[7]		3,400	4,224
Philippines (Republic of) 1.648% 2031		10,000	9,587
Philippines (Republic of) 6.375% 2034		10,400	14,317
Philippines (Republic of) 3.95% 2040		11,700	12,988
Philippines (Republic of) 2.95% 2045		13,400	13,105
PT Indonesia Asahan Aluminium Tbk 5.23% 2021[7]		3,045	3,052
PT Indonesia Asahan Aluminium Tbk 4.75% 2025[7]		5,513	5,928
PT Indonesia Asahan Aluminium Tbk 6.53% 2028[7]		1,330	1,600
PT Indonesia Asahan Aluminium Tbk 6.53% 2028		1,287	1,549
Qatar (State of) 4.50% 2028[7]		45,000	51,906
Qatar (State of) 3.75% 2030[7]		6,200	6,927
Romania 2.00% 2032		€18,275	20,199
Romania 2.00% 2033		7,080	7,673
Romania 5.125% 2048[7]		$9,300	10,974
Russian Federation 4.25% 2027		14,800	16,420
Russian Federation 4.375% 2029[7]		10,000	11,287
Russian Federation 4.375% 2029		4,000	4,515
Russian Federation 5.10% 2035		24,000	28,771
Russian Federation 5.25% 2047		12,000	15,316
Senegal (Republic of) 4.75% 2028		€13,200	15,590
Serbia (Republic of) 3.125% 2027		12,500	15,702
South Africa (Republic of) 5.875% 2030		$28,100	30,910
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022		3,900	3,666
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025		3,380	2,214
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025		10,530	6,815
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026		16,820	10,765
Sri Lanka (Democratic Socialist Republic of) 6.75% 2028		5,360	3,382
Sri Lanka (Democratic Socialist Republic of) 7.55% 2030[7]		7,500	4,731
Sri Lanka (Democratic Socialist Republic of) 7.55% 2030		4,740	2,990
Tunisia (Republic of) 6.75% 2023		€4,100	4,046
Tunisia (Republic of) 6.75% 2023		1,830	1,806
Tunisia (Republic of) 5.625% 2024		10,725	10,168
Tunisia (Republic of) 5.75% 2025		$8,645	6,950

New World Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Turkey (Republic of) 6.375% 2025		$5,935	$6,051
Turkey (Republic of) 5.875% 2031		22,730	21,129
Turkey (Republic of) 6.00% 2041		16,795	14,540
Turkey (Republic of) 5.75% 2047		31,345	25,916
Ukraine 7.75% 2027		28,014	30,252
Ukraine 9.75% 2028		6,200	7,208
Ukraine 7.375% 2032		29,200	30,112
United Mexican States 3.90% 2025		4,930	5,372
United Mexican States, Series M, 7.50% 2027	MXN	252,200	12,311
United Mexican States 4.50% 2029		$13,100	14,683
United Mexican States 4.75% 2032		10,480	11,778
United Mexican States 4.75% 2044		13,300	14,590
United Mexican States 3.75% 2071		10,285	9,248
Venezuela (Bolivarian Republic of) 7.00% 2018[10]		870	88
Venezuela (Bolivarian Republic of) 7.75% 2019[10]		15,668	1,587
Venezuela (Bolivarian Republic of) 6.00% 2020[10]		12,912	1,308
Venezuela (Bolivarian Republic of) 12.75% 2022[10]		1,162	118
Venezuela (Bolivarian Republic of) 9.00% 2023[10]		18,851	1,862
Venezuela (Bolivarian Republic of) 8.25% 2024[10]		4,062	411
Venezuela (Bolivarian Republic of) 7.65% 2025[10]		1,741	172
Venezuela (Bolivarian Republic of) 11.75% 2026[10]		870	88
Venezuela (Bolivarian Republic of) 9.25% 2027[10]		2,321	229
Venezuela (Bolivarian Republic of) 9.25% 2028[10]		4,346	440
Venezuela (Bolivarian Republic of) 11.95% 2031[10]		1,449	147
Venezuela (Bolivarian Republic of) 7.00% 2038[10]		1,448	152
			1,391,198

Corporate bonds, notes & loans 0.35%
Energy 0.10%
Oleoducto Central SA 4.00% 2027[7]		3,450	3,534
Petrobras Global Finance Co. 5.60% 2031		14,900	15,604
Petrobras Global Finance Co. 6.85% 2115		4,340	4,271
Petróleos Mexicanos 6.875% 2025[7]		8,000	8,750
Petróleos Mexicanos 6.875% 2026		8,024	8,768
Petróleos Mexicanos 6.49% 2027		11,700	12,453
Sinopec Group Overseas Development (2018), Ltd. 3.10% 2051[7]		8,300	8,078
			61,458

Financials 0.07%
Bangkok Bank PCL 3.733% 2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[9]		13,100	13,335
HDFC Bank, Ltd., 3.70% junior subordinated perpetual bonds (5-Year UST Yield Curve Rate T Note Constant Maturity on 2/25/2027)[7,9]		8,300	8,300
Power Financial Corp., Ltd. 5.25% 2028		5,907	6,600
Power Financial Corp., Ltd. 6.15% 2028		5,334	6,244
Power Financial Corp., Ltd. 4.50% 2029		2,959	3,143
Power Financial Corp., Ltd. 3.35% 2031		4,010	3,942
			41,564

Materials 0.04%
Braskem Idesa SAPI 7.45% 2029		8,100	8,606
Braskem Idesa SAPI 7.45% 2029[7]		5,564	5,912
Braskem Idesa SAPI 6.99% 2032[7]		4,000	4,100
GC Treasury Center Co., Ltd. 2.98% 2031[7]		2,055	2,075
			20,693

Communication services 0.03%
Axiata SPV5 Labuan, Ltd. 3.064% 2050		4,446	4,281
PLDT, Inc. 2.50% 2031		2,590	2,557
Tencent Holdings, Ltd. 3.975% 2029		6,300	6,874
Tencent Holdings, Ltd. 3.24% 2050[7]		7,100	6,900
			20,612

14	New World Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials 0.03%
Empresa de Transporte de Pasajeros Metro SA 4.70% 2050[7]	$4,520	$5,283
Lima Metro Line 2 Finance, Ltd. 5.875% 2034[7]	1,519	1,747
Mexico City Airport Trust 4.25% 2026	11,060	11,928
		18,958

Consumer discretionary 0.03%
Alibaba Group Holding, Ltd. 2.125% 2031	5,926	5,689
Alibaba Group Holding, Ltd. 3.15% 2051	7,800	7,445
MercadoLibre, Inc. 3.125% 2031	2,575	2,433
Sands China, Ltd. 4.375% 2030	2,675	2,740
		18,307

Utilities 0.03%
AES Panama Generation Holdings SRL 4.375% 2030[7]	3,485	3,598
Empresas Publicas de Medellin ESP 4.25% 2029[7]	2,062	2,009
Empresas Publicas de Medellin ESP 4.375% 2031[7]	4,132	4,009
State Grid Overseas Investment, Ltd. 3.50% 2027[7]	6,825	7,403
		17,019

Consumer staples 0.02%
MARB BondCo PLC 3.95% 2031[7]	7,700	7,334
Marfrig Global Foods SA 3.95% 2031	4,300	4,096
		11,430

Total corporate bonds, notes & loans		210,041
Total bonds, notes & other debt instruments (cost: $1,612,322,000)		1,601,239

Short-term securities 5.03%	Shares
Money market investments 4.52%
Capital Group Central Cash Fund 0.06%[2,11]	27,565,721	2,756,572

Money market investments purchased with collateral from securities on loan 0.51%
Capital Group Central Cash Fund 0.06%[2,11,12]	858,938	85,894
BlackRock Liquidity Funds – FedFund, Institutional Shares 0.03%[11,12]	51,100,000	51,100
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.03%[11,12]	51,100,000	51,100
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[11,12]	35,100,000	35,100
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[11,12]	34,496,648	34,497
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 0.03%[11,12]	25,500,000	25,500
Fidelity Investments Money Market Government Portfolio, Class I 0.01%[11,12]	19,100,000	19,100
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 0.03%[11,12]	12,700,000	12,700
		314,991

Total short-term securities (cost: $3,071,437,000)		3,071,563
Total investment securities 100.60% (cost: $38,771,029,000)		61,401,258
Other assets less liabilities (0.60)%		(364,919)

Net assets 100.00%		$61,036,339

New World Fund	15

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[13]	Value at 10/31/2021 (000)	[14]	Unrealized appreciation (depreciation) at 10/31/2021 (000)
10 Year Ultra U.S. Treasury Note Futures	Short	1,107	December 2021	$(110,700)		$(160,550)		$3,240
30 Year Ultra U.S. Treasury Bond Futures	Long	504	December 2021	50,400		98,989		(484)
								$2,756

Forward currency contracts

Contract amount				Unrealized appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 10/31/2021 (000)
USD41,799	EUR36,050	Goldman Sachs	11/18/2021	$109

Investments in affiliates2

	Value of affiliates at 11/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 10/31/2021 (000)	Dividend income (000)
Common stocks 1.91%
Information technology 1.65%
Silergy Corp.[1]	$267,443	$269,606	$206,087	$95,154	$418,113	$844,229	$2,100
Network International Holdings PLC[1,3]	12,827	151,509	—	—	(667)	163,669	—
						1,007,898
Health care 0.00%
Hugel, Inc.[1,3,15]	126,732	—	56,474	14,016	(25,903)	—	—
Zai Lab, Ltd. (ADR)[3,15]	394,726	79,463	314,949	100,828	13,155	—	—
						—

Consumer discretionary 0.05%
Lojas Americanas SA, ordinary nominative shares	17,486	53,807	—	—	(38,015)	33,278	203

Materials 0.09%
Loma Negra Compania Industrial Argentina SA (ADR)[3]	32,851	—	—	—	19,188	52,039	—

Industrials 0.00%
CCR SA, ordinary nominative shares[15]	159,139	126,323	225,369	(90,265)	94,487	—	1,645

Real estate 0.12%
BR Malls Participacoes SA, ordinary nominative shares[3]	47,713	46,427	—	—	(22,038)	72,102	—
Total common stocks						1,165,317

Short-term securities 4.66%
Money market investments 4.52%
Capital Group Central Cash Fund 0.06%[11]	3,020,465	7,069,874	7,333,426	(101)	(240)	2,756,572	2,547

Money market investments purchased with collateral from securities on loan 0.14%
Capital Group Central Cash Fund 0.06%[11,12]	—	85,89416				85,894	—	[17]
Total short-term securities						2,842,466
Total 6.57%				$119,632	$458,080	$4,007,783	$6,495

16	New World Fund

[1]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $31,802,654,000, which represented 52.10% of the net assets of the fund. This amount includes $31,284,690,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[3]	Security did not produce income during the last 12 months.
[4]	All or a portion of this security was on loan. The total value of all such securities was $480,658,000, which represented .79% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Value determined using significant unobservable inputs.
[6]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[7]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $858,508,000, which represented 1.41% of the net assets of the fund.
[8]	Amount less than one thousand.
[9]	Step bond; coupon rate may change at a later date.
[10]	Scheduled interest and/or principal payment was not received.
[11]	Rate represents the seven-day yield at 10/31/2021.
[12]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[13]	Notional amount is calculated based on the number of contracts and notional contract size.
[14]	Value is calculated based on the notional amount and current market price.
[15]	Unaffiliated issuer at 10/31/2021.
[16]	Represents net activity. Refer to Note 5 for more information on securities lending.
[17]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
QuintoAndar Servicos Imobiliarios Ltda, Series E, preferred shares	5/26/2021	$69,742	$88,497	.14%
Nu Holdings, Ltd., Series G, noncumulative preferred shares	1/27/2021	49,257	53,866	.09
Nu Holdings, Ltd., Series A, noncumulative preferred shares	1/27/2021	8,413	9,200	.02
Nu Holdings, Ltd., Series Seed, noncumulative preferred shares	1/27/2021	6,977	7,630	.01
Nu Holdings, Ltd., Class A	1/27/2021	5,422	5,929	.01
Nu Holdings, Ltd., Series B, noncumulative preferred shares	1/27/2021	482	527	.00
Nu Holdings, Ltd., Series D, noncumulative preferred shares	1/27/2021	256	280	.00
Getir BV, Series H, preferred shares	5/27/2021	46,500	46,500	.08
Canva, Inc.	8/26/2021	983	983	.00
Total private placement securities		$188,032	$213,412	.35%

Key to abbreviations and symbols

ADR = American Depositary Receipts

CDI = CREST Depository Interest

DOP = Dominican pesos

EUR/€ = Euros

GDR = Global Depositary Receipts

MXN = Mexican pesos

MYR = Malaysian ringgits

USD/$ = U.S. dollars

See notes to financial statements.

New World Fund	17

Financial statements

Statement of assets and liabilities at October 31, 2021	(dollars in thousands)

Assets:
Investment securities, at value (includes $480,658 of investment securities on loan):
Unaffiliated issuers (cost: $35,141,403)	$57,393,475
Affiliated issuers (cost: $3,629,626)	4,007,783	$61,401,258
Cash		44,227
Cash collateral pledged for futures contracts		1,791
Cash collateral pledged for forward currency contracts		310
Cash denominated in currencies other than U.S. dollars (cost: $135,526)		136,131
Unrealized appreciation on open forward currency contracts		109
Receivables for:
Sales of investments	110,435
Sales of fund’s shares	84,181
Dividends and interest	73,538
Securities lending income	383
Variation margin on futures contracts	378
Other	1,096	270,011
		61,853,837
Liabilities:
Collateral for securities on loan		314,991
Payables for:
Purchases of investments	179,397
Repurchases of fund’s shares	44,036
Investment advisory services	26,027
Services provided by related parties	8,713
Directors’ deferred compensation	3,688
Variation margin on futures contracts	173
Non-U.S. taxes	239,350
Other	1,123	502,507
Net assets at October 31, 2021		$61,036,339

Net assets consist of:
Capital paid in on shares of capital stock		$34,999,239
Total distributable earnings		26,037,100
Net assets at October 31, 2021		$61,036,339

See notes to financial statements.

18	New World Fund

Financial statements (continued)

Statement of assets and liabilities at October 31, 2021 (continued)	(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 1,000,000 shares,
$.01 par value (650,569 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$17,042,798	181,521		$93.89
Class C	598,410	6,678		89.61
Class T	16	—	*	93.87
Class F-1	1,417,527	15,198		93.27
Class F-2	20,218,654	215,482		93.83
Class F-3	7,472,851	79,326		94.20
Class 529-A	1,204,687	12,953		93.01
Class 529-C	46,055	513		89.80
Class 529-E	45,563	495		92.11
Class 529-T	18	—	*	93.83
Class 529-F-1	12	—	*	92.91
Class 529-F-2	138,178	1,471		93.92
Class 529-F-3	13	—	*	93.84
Class R-1	29,127	324		89.83
Class R-2	341,222	3,797		89.85
Class R-2E	41,968	456		92.06
Class R-3	643,620	6,981		92.20
Class R-4	989,582	10,603		93.33
Class R-5E	102,229	1,098		93.07
Class R-5	377,670	4,001		94.40
Class R-6	10,326,139	109,672		94.15

*	Amount less than one thousand.

See notes to financial statements.

New World Fund	19

Financial statements (continued)

Statement of operations for the year ended October 31, 2021	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $39,324; also includes $6,495 from affiliates)	$708,387
Interest (net of non-U.S. taxes of $172)	85,049
Securities lending income (net of fees)	8,922	$802,358
Fees and expenses*:
Investment advisory services	295,388
Distribution services	64,439
Transfer agent services	51,919
Administrative services	17,429
Reports to shareholders	2,046
Registration statement and prospectus	1,410
Directors’ compensation	926
Auditing and legal	294
Custodian	9,650
State and local taxes	1
Other	1,721
Total fees and expenses before waiver/reimbursement	445,223
Less waiver/reimbursement of fees and expenses:
Investment advisory services waiver	113
Transfer agent services reimbursement	— †
Total fees and expenses after waiver/reimbursement		445,110
Net investment income		357,248

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $3,603):
Unaffiliated issuers	3,751,628
Affiliated issuers	119,632
Futures contracts	(934)
Forward currency contracts	1,161
Currency transactions	(7,344)	3,864,143
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $236,989):
Unaffiliated issuers	7,847,431
Affiliated issuers	458,080
Futures contracts	3,534
Forward currency contracts	(508)
Currency translations	2,701	8,311,238
Net realized gain and unrealized appreciation		12,175,381

Net increase in net assets resulting from operations		$12,532,629

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

20	New World Fund

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Year ended October 31,
	2021	2020
Operations:
Net investment income	$357,248	$251,301
Net realized gain (loss)	3,864,143	(152,638)
Net unrealized appreciation	8,311,238	4,263,638
Net increase in net assets resulting from operations	12,532,629	4,362,301

Distributions paid to shareholders	(147,852)	(1,641,032)

Net capital share transactions	3,302,227	857,807

Total increase in net assets	15,687,004	3,579,076

Net assets:
Beginning of year	45,349,335	41,770,259
End of year	$61,036,339	$45,349,335

See notes to financial statements.

New World Fund	21

Notes to financial statements

1. Organization

New World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks long-term capital appreciation. Shareholders approved a proposal to reorganize the fund into a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

22	New World Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In

New World Fund	23

addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2021 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$7,887,704	$4,588,337	$6,912	$12,482,953
Financials	1,413,718	6,308,063	—	7,721,781
Health care	3,315,920	4,181,131	—	7,497,051
Consumer discretionary	3,141,530	4,301,639	—	7,443,169
Communication services	4,188,559	1,441,073	4,889	5,634,521
Materials	2,412,126	1,841,342	—	4,253,468
Industrials	924,620	3,168,291	—	4,092,911
Consumer staples	677,889	2,478,845	—	3,156,734
Energy	404,945	1,564,285	—	1,969,230
Utilities	183,636	754,624	—	938,260
Real estate	246,734	520,609	—	767,343
Preferred securities	127,471	136,451	206,500	470,422
Rights & warrants	950	299,663	—	300,613
Bonds, notes & other debt instruments	—	1,601,239	—	1,601,239
Short-term securities	3,071,563	—	—	3,071,563
Total	$27,997,365	$33,185,592	$218,301	$61,401,258

24	New World Fund

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$3,240	$—	$—	$3,240
Unrealized appreciation on open forward currency contracts	—	109	—	109
Liabilities:
Unrealized depreciation on futures contracts	(484)	—	—	(484)
Total	$2,756	$109	$—	$2,865

*	Futures contracts and forward currency contracts are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few

New World Fund	25

industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

26	New World Fund

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of October 31, 2021, the total value of securities on loan was $480,658,000, and the total value of collateral received was $506,379,000. Collateral received includes cash of $314,991,000 and U.S. government securities of $191,388,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $104,342,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $43,054,000.

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The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and forward currency contracts as of, or for the year ended, October 31, 2021 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$3,240	Unrealized depreciation*	$484
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	109	Unrealized depreciation on open forward currency contracts	—
			$3,349		$484

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(934)	Net unrealized appreciation on futures contracts	$3,534
Forward currency	Currency	Net realized gain on forward currency contracts	1,161	Net unrealized depreciation on forward currency contracts	(508)
			$227		$3,026

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the applicable table following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and its use of futures contracts and forward currency contracts. For securities lending, the fund receives collateral in exchange for lending investment securities. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio. For futures contracts, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2021, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Goldman Sachs	$109	$—	$—	$—	$109

*	Collateral is shown on a settlement basis.

28	New World Fund

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended October 31, 2021, the fund recognized $17,951,000 in reclaims (net of $590,000 in fees and the effect of realized gain or loss from currency translations) and $3,789,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2021, the fund reclassified $297,234,000 from total distributable earnings to capital paid in on shares of capital stock to align financial reporting with tax reporting. The fund also utilized capital loss carryforwards of $135,641,000.

As of October 31, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$339,715
Undistributed long-term capital gains	3,619,329
Gross unrealized appreciation on investments	23,667,090
Gross unrealized depreciation on investments	(1,350,115)
Net unrealized appreciation on investments	22,316,975
Cost of investments	39,087,148

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Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2021					Year ended October 31, 2020
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$15,320		$—	$15,320		$137,417		$342,582		$479,999
Class C	—		—	—		1,977		18,974		20,951
Class T	—	*	—	—	*	—	*	—	*	—	*
Class F-1	1,375		—	1,375		12,960		31,643		44,603
Class F-2	59,544		—	59,544		169,638		331,050		500,688
Class F-3	25,098		—	25,098		64,294		117,206		181,500
Class 529-A	1,043		—	1,043		9,092		23,630		32,722
Class 529-C	—		—	—		286		3,124		3,410
Class 529-E	—		—	—		322		1,026		1,348
Class 529-T	—	*	—	—	*	—	*	—	*	—	*
Class 529-F-1	—	*	—	—	*	1,082		2,306		3,388
Class 529-F-2†	325		—	325		—		—		—
Class 529-F-3†	—	*	—	—	*	—		—		—
Class R-1	—		—	—		89		783		872
Class R-2	—		—	—		1,265		8,303		9,568
Class R-2E	—		—	—		250		896		1,146
Class R-3	—		—	—		4,849		16,244		21,093
Class R-4	1,290		—	1,290		8,945		21,514		30,459
Class R-5E	235		—	235		536		1,053		1,589
Class R-5	1,412		—	1,412		4,230		8,061		12,291
Class R-6	42,210		—	42,210		105,024		190,381		295,405
Total	$147,852		$—	$147,852		$522,256		$1,118,776		$1,641,032

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.477% on such assets in excess of $44 billion. During the year ended October 31, 2021, CRMC waived investment advisory services fees of $113,000. CRMC does not intend to recoup this waiver. As a result, the fees shown on the fund’s statement of operations of $295,388,000 were reduced to $295,275,000, both of which were equivalent to an annualized rate of 0.508% of average daily net assets.

30	New World Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2021, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended October 31, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

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For the year ended October 31, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$42,544		$22,890		$4,982		Not applicable
Class C	6,180		861		187		Not applicable
Class T	—		—	*	—	*	Not applicable
Class F-1	3,468		1,844		417		Not applicable
Class F-2	Not applicable		20,590		5,661		Not applicable
Class F-3	Not applicable		211		2,006		Not applicable
Class 529-A	2,670		1,481		358		$711
Class 529-C	495		64		15		30
Class 529-E	229		28		14		28
Class 529-T	—		—	*	—	*	—	*
Class 529-F-1	—	*	—	*	—	*	—	*
Class 529-F-2	Not applicable		144		39		77
Class 529-F-3	Not applicable		—	*	—*		—	*
Class R-1	295		43		9		Not applicable
Class R-2	2,608		1,205		104		Not applicable
Class R-2E	249		86		12		Not applicable
Class R-3	3,321		1,028		199		Not applicable
Class R-4	2,380		960		286		Not applicable
Class R-5E	Not applicable		126		25		Not applicable
Class R-5	Not applicable		191		111		Not applicable
Class R-6	Not applicable		167		3,004		Not applicable
Total class-specific expenses	$64,439		$51,919		$17,429		$846

*	Amount less than one thousand.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $926,000 in the fund’s statement of operations reflects $203,000 in current fees (either paid in cash or deferred) and a net increase of $723,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2021, the fund engaged in such purchase and sale transactions with related funds in the amounts of $331,791,000 and $365,331,000, respectively, which generated $54,684,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2021.

32	New World Fund

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended October 31, 2021.

9. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

10. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2021

Class A	$1,733,281	18,971	$15,032		173		$(1,660,454)	(18,203)	$87,859	941
Class C	98,369	1,127	—		—		(170,653)	(1,957)	(72,284)	(830)
Class T	—	—	—		—		—	—	—	—
Class F-1	354,994	3,952	1,351		15		(338,170)	(3,725)	18,175	242
Class F-2	5,699,017	62,438	57,766		666		(3,525,369)	(38,456)	2,231,414	24,648
Class F-3	2,192,282	23,973	24,250		279		(947,606)	(10,393)	1,268,926	13,859
Class 529-A	121,775	1,351	1,042		12		(152,509)	(1,685)	(29,692)	(322)
Class 529-C	7,975	92	—		—		(20,335)	(233)	(12,360)	(141)
Class 529-E	4,001	45	—		—		(6,816)	(76)	(2,815)	(31)
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	—	—	—	[2]	—	[2]	(7)	— [2]	(7)	— [2]
Class 529-F-2	33,076	363	324		4		(18,848)	(206)	14,552	161
Class 529-F-3	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class R-1	7,225	82	—		—		(8,600)	(99)	(1,375)	(17)
Class R-2	65,079	743	—		—		(92,699)	(1,060)	(27,620)	(317)
Class R-2E	13,861	155	—		—		(16,121)	(182)	(2,260)	(27)
Class R-3	145,913	1,629	—		—		(213,815)	(2,389)	(67,902)	(760)
Class R-4	269,450	2,968	1,290		15		(245,750)	(2,714)	24,990	269
Class R-5E	48,437	536	235		3		(19,613)	(216)	29,059	323
Class R-5	88,085	966	1,406		16		(98,109)	(1,075)	(8,618)	(93)
Class R-6	2,367,168	25,984	41,155		473		(2,556,138)	(28,268)	(147,815)	(1,811)
Total net increase (decrease)	$13,249,988	145,375	$143,851		1,656		$(10,091,612)	(110,937)	$3,302,227	36,094

See next page for footnotes.

New World Fund	33

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2020

Class A	$1,025,468	15,042		$472,019		6,717		$(1,898,148)	(28,710)	$(400,661)	(6,951)
Class C	62,497	957		20,812		306		(283,665)	(4,305)	(200,356)	(3,042)
Class T	—	—		—		—		—	—	—	—
Class F-1	334,514	5,022		43,926		629		(512,132)	(7,840)	(133,692)	(2,189)
Class F-2	4,045,285	60,960		483,003		6,898		(3,561,493)	(54,999)	966,795	12,859
Class F-3	1,353,998	20,072		177,744		2,531		(1,317,396)	(19,924)	214,346	2,679
Class 529-A	146,973	2,127		32,711		470		(151,086)	(2,234)	28,598	363
Class 529-C	9,422	144		3,409		50		(88,278)	(1,296)	(75,447)	(1,102)
Class 529-E	3,172	48		1,348		19		(7,006)	(104)	(2,486)	(37)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	18,270	274		3,381		49		(114,437)	(1,585)	(92,786)	(1,262)
Class 529-F-2[3]	96,796	1,310		—		—		—	—	96,796	1,310
Class 529-F-3[3]	10	—	[2]	—		—		—	—	10	— [2]
Class R-1	4,349	67		863		13		(10,893)	(170)	(5,681)	(90)
Class R-2	56,053	861		9,555		140		(93,231)	(1,430)	(27,623)	(429)
Class R-2E	9,594	144		1,146		17		(10,508)	(158)	232	3
Class R-3	122,019	1,832		20,987		303		(219,932)	(3,312)	(76,926)	(1,177)
Class R-4	161,796	2,442		30,453		436		(315,175)	(4,704)	(122,926)	(1,826)
Class R-5E	29,624	437		1,588		22		(16,124)	(240)	15,088	219
Class R-5	72,101	1,054		12,226		174		(102,882)	(1,525)	(18,555)	(297)
Class R-6	1,700,611	25,325		289,164		4,120		(1,296,694)	(19,159)	693,081	10,286
Total net increase (decrease)	$9,252,552	138,118		$1,604,335		22,894		$(9,999,080)	(151,695)	$857,807	9,317

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

11. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $20,606,608,000 and $17,123,398,000, respectively, during the year ended October 31, 2021.

34	New World Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
10/31/2021	$73.88	$.38	$19.72	$20.10	$(.09)	$—	$(.09)	$93.89	27.20%	$17,043		.96%		.96%		.42%
10/31/2020	69.13	.27	7.06	7.33	(.74)	(1.84)	(2.58)	73.88	10.78	13,341		1.00		1.00		.40
10/31/2019	59.37	.69	10.36	11.05	(.58)	(.71)	(1.29)	69.13	19.15	12,964		1.02		1.02		1.07
10/31/2018	66.29	.66	(6.31)	(5.65)	(.63)	(.64)	(1.27)	59.37	(8.73)	11,410		.99		.99		1.00
10/31/2017	53.67	.55	12.55	13.10	(.48)	—	(.48)	66.29	24.66	13,022		1.04		1.04		.94
Class C:
10/31/2021	70.96	(.29)	18.94	18.65	—	—	—	89.61	26.26	598		1.70		1.70		(.33)
10/31/2020	66.46	(.22)	6.75	6.53	(.19)	(1.84)	(2.03)	70.96	9.98	533		1.74		1.74		(.33)
10/31/2019	57.02	.19	10.02	10.21	(.06)	(.71)	(.77)	66.46	18.21	701		1.79		1.79		.30
10/31/2018	63.75	.13	(6.07)	(5.94)	(.15)	(.64)	(.79)	57.02	(9.45)	713		1.79		1.79		.20
10/31/2017	51.60	.08	12.12	12.20	(.05)	—	(.05)	63.75	23.68	851		1.84		1.84		.14
Class T:
10/31/2021	73.86	.58	19.69	20.27	(.26)	—	(.26)	93.87	27.47 [5]	—	[6]	.74	[5]	.74	[5]	.63	[5]
10/31/2020	69.12	.43	7.05	7.48	(.90)	(1.84)	(2.74)	73.86	11.05 [5]	—	[6]	.76	[5]	.76	[5]	.62	[5]
10/31/2019	59.39	.82	10.35	11.17	(.73)	(.71)	(1.44)	69.12	19.39 [5]	—	[6]	.78	[5]	.78	[5]	1.28	[5]
10/31/2018	66.35	.78	(6.32)	(5.54)	(.78)	(.64)	(1.42)	59.39	(8.57)[5]	—	[6]	.79	[5]	.79	[5]	1.18	[5]
10/31/2017[7,8]	57.00	.44	8.91	9.35	—	—	—	66.35	16.40 [5,9]	—	[6]	.85	[5,10]	.85	[5,10]	1.27	[5,10]
Class F-1:
10/31/2021	73.39	.39	19.58	19.97	(.09)	—	(.09)	93.27	27.22	1,418		.95		.95		.43
10/31/2020	68.68	.29	7.01	7.30	(.75)	(1.84)	(2.59)	73.39	10.83	1,097		.98		.98		.43
10/31/2019	58.95	.69	10.30	10.99	(.55)	(.71)	(1.26)	68.68	19.16	1,177		1.00		1.00		1.09
10/31/2018	65.85	.65	(6.27)	(5.62)	(.64)	(.64)	(1.28)	58.95	(8.75)	1,017		1.00		1.00		.98
10/31/2017	53.31	.56	12.46	13.02	(.48)	—	(.48)	65.85	24.69	1,407		1.02		1.02		.97
Class F-2:
10/31/2021	73.81	.65	19.68	20.33	(.31)	—	(.31)	93.83	27.55	20,219		.67		.67		.72
10/31/2020	69.06	.48	7.05	7.53	(.94)	(1.84)	(2.78)	73.81	11.14	14,085		.70		.70		.70
10/31/2019	59.35	.88	10.32	11.20	(.78)	(.71)	(1.49)	69.06	19.49	12,291		.72		.72		1.37
10/31/2018	66.27	.85	(6.32)	(5.47)	(.81)	(.64)	(1.45)	59.35	(8.49)	9,250		.72		.72		1.28
10/31/2017	53.69	.71	12.53	13.24	(.66)	—	(.66)	66.27	25.02	8,100		.75		.75		1.22
Class F-3:
10/31/2021	74.08	.76	19.74	20.50	(.38)	—	(.38)	94.20	27.70	7,473		.57		.57		.83
10/31/2020	69.30	.55	7.08	7.63	(1.01)	(1.84)	(2.85)	74.08	11.25	4,850		.60		.60		.81
10/31/2019	59.54	.96	10.34	11.30	(.83)	(.71)	(1.54)	69.30	19.62	4,351		.62		.62		1.48
10/31/2018	66.49	.91	(6.34)	(5.43)	(.88)	(.64)	(1.52)	59.54	(8.40)	3,022		.63		.63		1.38
10/31/2017[7,11]	54.47	.65	11.37	12.02	—	—	—	66.49	22.07 [9]	2,503		.65	[10]	.65	[10]	1.38	[10]
Class 529-A:
10/31/2021	73.19	.36	19.54	19.90	(.08)	—	(.08)	93.01	27.17	1,205		.97		.97		.40
10/31/2020	68.50	.25	6.99	7.24	(.71)	(1.84)	(2.55)	73.19	10.77	971		1.02		1.02		.37
10/31/2019	58.83	.65	10.28	10.93	(.55)	(.71)	(1.26)	68.50	19.08	884		1.06		1.06		1.03
10/31/2018	65.72	.62	(6.26)	(5.64)	(.61)	(.64)	(1.25)	58.83	(8.78)	788		1.05		1.05		.95
10/31/2017	53.22	.52	12.43	12.95	(.45)	—	(.45)	65.72	24.60	867		1.09		1.09		.89

See end of table for footnotes.

New World Fund	35

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
10/31/2021	$71.13	$(.33)	$19.00	$18.67	$—	$—	$—	$89.80	26.23%		$46		1.73%		1.73%		(.38)%
10/31/2020	66.62	(.21)	6.73	6.52	(.17)	(1.84)	(2.01)	71.13	9.93		47		1.78		1.78		(.32)
10/31/2019	57.14	.16	10.06	10.22	(.03)	(.71)	(.74)	66.62	18.18		117		1.82		1.82		.27
10/31/2018	63.76	.09	(6.07)	(5.98)	—	(.64)	(.64)	57.14	(9.49)		117		1.83		1.83		.14
10/31/2017	51.64	.06	12.12	12.18	(.06)	—	(.06)	63.76	23.61		173		1.88		1.88		.11
Class 529-E:
10/31/2021	72.57	.17	19.37	19.54	—	—	—	92.11	26.93		45		1.18		1.18		.19
10/31/2020	67.94	.13	6.92	7.05	(.58)	(1.84)	(2.42)	72.57	10.55		38		1.22		1.22		.19
10/31/2019	58.32	.53	10.21	10.74	(.41)	(.71)	(1.12)	67.94	18.86		38		1.26		1.26		.83
10/31/2018	65.17	.48	(6.21)	(5.73)	(.48)	(.64)	(1.12)	58.32	(8.98)		35		1.26		1.26		.73
10/31/2017	52.78	.39	12.35	12.74	(.35)	—	(.35)	65.17	24.34		41		1.30		1.30		.68
Class 529-T:
10/31/2021	73.84	.53	19.69	20.22	(.23)	—	(.23)	93.83	27.43	[5]	—	[6]	.78	[5]	.78	[5]	.59	[5]
10/31/2020	69.10	.40	7.06	7.46	(.88)	(1.84)	(2.72)	73.84	11.00	[5]	—	[6]	.79	[5]	.79	[5]	.59	[5]
10/31/2019	59.37	.79	10.35	11.14	(.70)	(.71)	(1.41)	69.10	19.34	[5]	—	[6]	.82	[5]	.82	[5]	1.24	[5]
10/31/2018	66.33	.75	(6.30)	(5.55)	(.77)	(.64)	(1.41)	59.37	(8.60)[5]		—	[6]	.83	[5]	.83	[5]	1.14	[5]
10/31/2017[7,8]	57.00	.43	8.90	9.33	—	—	—	66.33	16.37	[5,9]	—	[6]	.89	[5,10]	.89	[5,10]	1.23	[5,10]
Class 529-F-1:
10/31/2021	73.20	.55	19.53	20.08	(.37)	—	(.37)	92.91	27.44	[5]	—	[6]	.75	[5]	.75	[5]	.60	[5]
10/31/2020	68.51	.41	6.98	7.39	(.86)	(1.84)	(2.70)	73.20	11.01	[5]	—	[6]	.80	[5]	.80	[5]	.60	[5]
10/31/2019	58.90	.80	10.25	11.05	(.73)	(.71)	(1.44)	68.51	19.36		86		.84		.84		1.25
10/31/2018	65.78	.76	(6.26)	(5.50)	(.74)	(.64)	(1.38)	58.90	(8.58)		73		.83		.83		1.15
10/31/2017	53.28	.64	12.43	13.07	(.57)	—	(.57)	65.78	24.85		58		.88		.88		1.10
Class 529-F-2:
10/31/2021	73.88	.59	19.69	20.28	(.24)	—	(.24)	93.92	27.48		138		.74		.74		.65
10/31/2020[7,12]	73.88	—	—	—	—	—	—	73.88	—	[9]	97		—	[9]	—	[9]	—	[9]
Class 529-F-3:
10/31/2021	73.88	.67	19.68	20.35	(.39)	—	(.39)	93.84	27.58		—	[6]	.67		.62		.73
10/31/2020[7,12]	73.88	—	—	—	—	—	—	73.88	—	[9]	—	[6]	—	[9]	—	[9]	—	[9]
Class R-1:
10/31/2021	71.14	(.28)	18.97	18.69	—	—	—	89.83	26.26		29		1.70		1.70		(.32)
10/31/2020	66.65	(.24)	6.78	6.54	(.21)	(1.84)	(2.05)	71.14	9.96		24		1.77		1.77		(.37)
10/31/2019	57.18	.19	10.05	10.24	(.06)	(.71)	(.77)	66.65	18.23		29		1.78		1.78		.31
10/31/2018	63.93	.14	(6.08)	(5.94)	(.17)	(.64)	(.81)	57.18	(9.44)		28		1.77		1.77		.22
10/31/2017	51.78	.09	12.15	12.24	(.09)	—	(.09)	63.93	23.68		32		1.82		1.82		.15

See end of table for footnotes.

36	New World Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
10/31/2021	$71.13	$(.26)		$18.98	$18.72	$—	$—	$—	$89.85	26.30%	$341	1.66%	1.66%	(.29)%
10/31/2020	66.67	(.20)		6.78	6.58	(.28)	(1.84)	(2.12)	71.13	10.03	293	1.70	1.70	(.30)
10/31/2019	57.19	.23		10.06	10.29	(.10)	(.71)	(.81)	66.67	18.32	303	1.72	1.72	.37
10/31/2018	63.96	.17		(6.09)	(5.92)	(.21)	(.64)	(.85)	57.19	(9.41)	283	1.72	1.72	.27
10/31/2017	51.79	.14		12.16	12.30	(.13)	—	(.13)	63.96	23.82	349	1.73	1.73	.25
Class R-2E:
10/31/2021	72.67	—	[13]	19.39	19.39	—	—	—	92.06	26.67	42	1.37	1.37	— [14]
10/31/2020	68.10	—	[13]	6.92	6.92	(.51)	(1.84)	(2.35)	72.67	10.34	35	1.41	1.41	(.01)
10/31/2019	58.48	.42		10.24	10.66	(.33)	(.71)	(1.04)	68.10	18.66	33	1.43	1.43	.66
10/31/2018	65.48	.37		(6.22)	(5.85)	(.51)	(.64)	(1.15)	58.48	(9.13)	25	1.43	1.43	.57
10/31/2017	53.25	.33		12.39	12.72	(.49)	—	(.49)	65.48	24.16	23	1.44	1.44	.56
Class R-3:
10/31/2021	72.67	.13		19.40	19.53	—	—	—	92.20	26.86	644	1.22	1.22	.15
10/31/2020	68.03	.10		6.93	7.03	(.55)	(1.84)	(2.39)	72.67	10.51	563	1.26	1.26	.14
10/31/2019	58.39	.52		10.21	10.73	(.38)	(.71)	(1.09)	68.03	18.83	607	1.28	1.28	.82
10/31/2018	65.26	.47		(6.21)	(5.74)	(.49)	(.64)	(1.13)	58.39	(8.99)	585	1.28	1.28	.71
10/31/2017	52.87	.40		12.36	12.76	(.37)	—	(.37)	65.26	24.35	691	1.30	1.30	.69
Class R-4:
10/31/2021	73.44	.42		19.59	20.01	(.12)	—	(.12)	93.33	27.26	989	.92	.92	.46
10/31/2020	68.72	.31		7.01	7.32	(.76)	(1.84)	(2.60)	73.44	10.87	759	.94	.94	.46
10/31/2019	59.03	.72		10.29	11.01	(.61)	(.71)	(1.32)	68.72	19.20	836	.97	.97	1.12
10/31/2018	65.95	.68		(6.28)	(5.60)	(.68)	(.64)	(1.32)	59.03	(8.70)	730	.97	.97	1.02
10/31/2017	53.45	.58		12.47	13.05	(.55)	—	(.55)	65.95	24.72	787	.98	.98	1.00
Class R-5E:
10/31/2021	73.23	.63		19.50	20.13	(.29)	—	(.29)	93.07	27.52	102	.71	.71	.70
10/31/2020	68.56	.44		7.01	7.45	(.94)	(1.84)	(2.78)	73.23	11.08	57	.74	.74	.66
10/31/2019	58.94	.86		10.25	11.11	(.78)	(.71)	(1.49)	68.56	19.46	38	.76	.76	1.34
10/31/2018	65.92	.86		(6.32)	(5.46)	(.88)	(.64)	(1.52)	58.94	(8.53)	16	.77	.77	1.33
10/31/2017	53.51	.73		12.39	13.12	(.71)	—	(.71)	65.92	24.93	2	.79	.79	1.21
Class R-5:
10/31/2021	74.24	.70		19.81	20.51	(.35)	—	(.35)	94.40	27.64	378	.62	.62	.76
10/31/2020	69.43	.52		7.09	7.61	(.96)	(1.84)	(2.80)	74.24	11.20	304	.64	.64	.76
10/31/2019	59.67	.89		10.40	11.29	(.82)	(.71)	(1.53)	69.43	19.57	305	.67	.67	1.40
10/31/2018	66.60	.88		(6.35)	(5.47)	(.82)	(.64)	(1.46)	59.67	(8.45)	268	.67	.67	1.32
10/31/2017	53.92	.76		12.58	13.34	(.66)	—	(.66)	66.60	25.11	427	.68	.68	1.30
Class R-6:
10/31/2021	74.05	.73		19.75	20.48	(.38)	—	(.38)	94.15	27.70	10,326	.57	.57	.80
10/31/2020	69.27	.56		7.07	7.63	(1.01)	(1.84)	(2.85)	74.05	11.26	8,255	.59	.59	.82
10/31/2019	59.52	.95		10.35	11.30	(.84)	(.71)	(1.55)	69.27	19.62	7,010	.61	.61	1.48
10/31/2018	66.45	.92		(6.33)	(5.41)	(.88)	(.64)	(1.52)	59.52	(8.38)	5,095	.62	.62	1.39
10/31/2017	53.83	.79		12.54	13.33	(.71)	—	(.71)	66.45	25.16	4,217	.64	.64	1.34

	Year ended October 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate for all share classes[15]	32%	40%	37%	36%	37%

See end of table for footnotes.

New World Fund	37

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Amount less than $.01.
[14]	Amount less than .01%.
[15]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

38	New World Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of New World Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the “Fund”), including the investment portfolio, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
December 9, 2021

We have served as the auditor of one or more American Funds investment companies since 1956.

New World Fund	39

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2021, through October 31, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

40	New World Fund

Expense example (continued)	Beginning account value 5/1/2021	Ending account value 10/31/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,015.33	$4.93	.97%
Class A – assumed 5% return	1,000.00	1,020.32	4.94	.97
Class C – actual return	1,000.00	1,011.61	8.62	1.70
Class C – assumed 5% return	1,000.00	1,016.64	8.64	1.70
Class T – actual return	1,000.00	1,016.53	3.76	.74
Class T – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class F-1 – actual return	1,000.00	1,015.43	4.83	.95
Class F-1 – assumed 5% return	1,000.00	1,020.42	4.84	.95
Class F-2 – actual return	1,000.00	1,016.93	3.46	.68
Class F-2 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class F-3 – actual return	1,000.00	1,017.36	2.90	.57
Class F-3 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 529-A – actual return	1,000.00	1,015.39	4.93	.97
Class 529-A – assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 529-C – actual return	1,000.00	1,011.51	8.82	1.74
Class 529-C – assumed 5% return	1,000.00	1,016.43	8.84	1.74
Class 529-E – actual return	1,000.00	1,014.32	5.99	1.18
Class 529-E – assumed 5% return	1,000.00	1,019.26	6.01	1.18
Class 529-T – actual return	1,000.00	1,016.38	3.96	.78
Class 529-T – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 529-F-1 – actual return	1,000.00	1,016.53	3.76	.74
Class 529-F-1 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 529-F-2 – actual return	1,000.00	1,016.59	3.76	.74
Class 529-F-2 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 529-F-3 – actual return	1,000.00	1,017.04	3.15	.62
Class 529-F-3 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-1 – actual return	1,000.00	1,011.58	8.57	1.69
Class R-1 – assumed 5% return	1,000.00	1,016.69	8.59	1.69
Class R-2 – actual return	1,000.00	1,011.80	8.42	1.66
Class R-2 – assumed 5% return	1,000.00	1,016.84	8.44	1.66
Class R-2E – actual return	1,000.00	1,013.30	6.95	1.37
Class R-2E – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-3 – actual return	1,000.00	1,014.11	6.19	1.22
Class R-3 – assumed 5% return	1,000.00	1,019.06	6.21	1.22
Class R-4 – actual return	1,000.00	1,015.71	4.67	.92
Class R-4 – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class R-5E – actual return	1,000.00	1,016.70	3.61	.71
Class R-5E – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class R-5 – actual return	1,000.00	1,017.25	3.15	.62
Class R-5 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-6 – actual return	1,000.00	1,017.38	2.90	.57
Class R-6 – assumed 5% return	1,000.00	1,022.33	2.91	.57

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

New World Fund	41

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2021:

Foreign taxes	$0.03 per share
Foreign source income	$1.14 per share
Qualified dividend income	100%
Section 163(j) interest dividends	$58,751,000
Corporate dividends received deduction	$23,507,000
U.S. government income that may be exempt from state taxation	$671,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

42	New World Fund

Board of directors and other officers

Independent directors1

Name and year of birth	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Vanessa C. L. Chang, 1952	2005	Former Director, EL & EL Investments (real estate)	16	Edison International/Southern California Edison; Transocean Ltd.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, SAB de CV	16	América Móvil, SAB de CV (telecommunications company); Grupo Lala, SAB de CV (dairy company); Grupo Sanborns, SAB de CV (retail stores and restaurants; Kimberly-Clark de México, SAB de CV (consumer staples)
Martin E. Koehler, 1957	2015	Independent management consultant	6	None
Pascal Millaire, 1983	2019	CEO and Director, CyberCube Analytics, Inc. (cyber risk software for insurers); former Vice President and General Manager, Symantec Corporation (cybersecurity company)	3	None
William I. Miller, 1956 Chair of the Board (Independent and Non-Executive)	1999	President, The Wallace Foundation	3	Cummins, Inc.
Josette Sheeran, 1954	2015	President and Director, Canoo, Inc.; Executive Chair, The McCain Institute; President Emeritus and former CEO, Asia Society; former United Nations Special Envoy for Haiti	7	None
Christopher E. Stone, 1956	2020	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None
Amy Zegart, PhD, 1967	2019	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	6	Kratos Defense & Security Solutions

Interested directors[5,6]

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Carl M. Kawaja, 1964 Senior Vice President and Director	2019	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company;[7] Chairman and Director, Capital Research and Management Company	3	None
Joanna F. Jonsson, 1963 Director	2019	Partner — Capital World Investors, Capital Research and Management Company; Vice Chair, President and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

New World Fund	43

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Nicholas J. Grace, 1966 Co-President	2008	Partner — Capital Research Global Investors, Capital Research Company[7]
Jonathan Knowles, PhD, 1961 Co-President	2019	Partner — Capital World Investors, Capital International, Inc.[7]
Robert W. Lovelace, 1962 Co-President	1999	Partner — Capital International Investors, Capital Research and Management Company;
Partner — Capital International Investors, Capital Bank and Trust Company;[7]
Vice Chairman of the Board, President and Director, The Capital Group Companies, Inc.;[7]
		Chief Executive Officer and Director, Capital Research and Management Company
Walt Burkley, 1966 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group,
Capital Research and Management Company; Director, Capital Research Company;
		Director, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Bradford F. Freer, 1969 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.
Winnie Kwan, 1972 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Piyada Phanaphat, 1978 Senior Vice President	2020	Partner – Capital World Investors, Capital International, Inc.[7]
Akira Shiraishi, 1974 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company
Kirstie Spence, 1973 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital International Limited;[7] Director, Capital Research Company; Vice President and Director, Capital International Limited[7]
Tomonori Tani, 1977 Senior Vice President	2018	Partner — Capital World Investors, Capital International, Inc.[7]
Lisa Thompson, 1965 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company;
Partner — Capital International Investors, Capital Bank and Trust Company;[7]
		Director, Capital Research and Management Company
Christopher Thomsen, 1970 Senior Vice President	2014	Partner — Capital Research Global Investors, Capital Research Company;[7] Director, Capital Research and Management Company
Jennifer L. Butler, 1966 Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Senior Vice President — Investment Operations, Capital Research and Management Company
Michael R. Tom, 1988 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each director as a trustee or director of a public company or a registered investment company.
[5]	The term interested director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors and/or officers listed, with the exception of Piyada Phanaphat and Akira Shiraishi, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

44	New World Fund

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Pablo R. González Guajardo, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

NWF

Registrant:

a) Audit Fees:
Audit	2020	260,000
	2021	129,000

b) Audit-Related Fees:
	2020	8,000
	2021	8,000

c) Tax Fees:
	2020	44,000
	2021	38,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	1,605,000
	2021	1,442,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2020	68,000
	2021	1,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	None
	2021	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $1,724,000 for fiscal year 2020 and $1,490,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Principal Executive Officer

Date: December 31, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Principal Executive Officer

Date: December 31, 2021

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: December 31, 2021